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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                December 30, 2005
                                -----------------
                                 Date of Report


                               Kodiak Energy, Inc.
                             -----------------------
                     (Formerly Island Critical Care, Corp.)

          Delaware                  333-82434                 650967706
      ---------------         ---------------------         -------------
      (State or other         (Commission File No.)         (IRS Employer
       Jurisdiction)                                           I.D. No.)

                         734 7th Avenue S.W., Suite 460
                         Calgary, Alberta T2P 3P8 Canada
                           --------------------------
                    (Address of Principal Executive Offices)

                                 (403) 262-8044
                                ----------------
              (Registrant's Telephone Number, including area code)







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Item 1.01 Entry into a Material Definitive Agreement

         On December 30, 2005, pursuant to subscription agreements, we closed a private placement to twenty eight investors of an aggregate of 1,000,000 common shares at a price of US $0.50 per share, for total proceeds of US$500,000. The common shares were issued pursuant to Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "1933 Act").

Item 3.02 Unregistered Sales of Equity Securities

         See Item 1.01 above.
Item 9.01 Financial Statements and Exhibits

    (a)  Financial statements of business acquired.

         Not applicable.

    (b)  Pro forma financial information.

         Not applicable.

    (c)  Exhibits.

Exhibit
Number       Description
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4.1*         Form of Subscription Agreement for private placement of shares

* As Previously filed with Current Report on Form 8-K filed on 12-29-2005.












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                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Kodiak Energy, Inc



DATED:   December 30, 2005              /s/ Mark Hlady
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                                            Mark Hlady
                                            CEO, and Director






























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